Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BX

EIGHTY-THIRD AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This EIGHTY-THIRD AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement (CSG document No. 2298875) dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.   CSG and Customer agree to convert the pricing methodology for ACSR (Web-Enabled) Facilities Management (per ****) licenses from invoicing ******** to invoicing *********.

2.   As a result, Schedule F, FEES, CSG LICENSED PRODUCTS,, Section 1, entitled "Call Center, Installation and Other Associated Items," line item 4, "ACSR (Web-Enabled) Facilities Management (per seat)," shall be deleted and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
4. ACSR (Web-Enabled) Facilities Management (per ****) (Note 12) (Note 13) (Note 14)	*********	$*******

Note 12: The ********* billing methodolgy will commence with the ******** **** invoice that CSG will submit to Customer pertaining to the Facilities Management support period of ******** **** through ******** **** for the then-current number of chargable ACSR Web-Enabled licenses as provided by the Agreement.

Note 13: Customer shall provide CSG with not less than ***** (**) **** prior written notice (email is sufficient), on a ********* basis (based upon the ********* invoicing period), in the event Customer desires to discontinue use of all or some of its then-current ACSR Web-Enabled licenses (e.g., if Customer wishes to discontinue use of the ACSR Web-Enabled licenses as of the ********* period ending *** *** ****, Customer must provide notice to CSG not later than ***** *** ****).

Note 14: For clarification purposes, Quarterly Facilities Management fees shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Joseph T. Ruble
Name: Mike Ciszek	Name: Joseph T. Ruble
Title: VP, Billing & Collections	Title: EVP, CAO & General Counsel
Date: 1/8/16	Date: 13 Jan 2016